Exhibit 99.2

Unaudited Proforma Financial Statements

The following Unaudited Pro Forma Financial Statements are based on Red Lion Hotels Corporation’s (the “Company’s”) historical consolidated results of operations and financial position, adjusted to give effect to the asset sales described in Item 2.01 of this Form 8-K, as if they had been completed on September 30, 2017 with respect to the pro forma unaudited condensed balance sheet and as of January 1, 2014 with respect to the pro forma unaudited condensed statements of operations.

The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2016, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (“Annual Report”) and its unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2017 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q (“Quarterly Report”) for the nine months ended September 30, 2017. The Unaudited Pro Forma Financial Statements may differ materially from the future financial position or results of operations due to a number of factors described in “Risk Factors” under Item 1A of Part 1 of our Annual Report and “Forward-Looking Statements” under Item 1 of Part 1 of our Annual Report.

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2017

	As Reported	Adjustments from sale of the Entertainment Segment (j)	Less: Redding and Eureka Hotel Assets Sold (m)	Less: Hotel Assets Sold		Add: Pro Forma Adjustments		Pro Forma
			(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$36,179	$(2,928)	$1,565	$6,494	(a)	$148	(f)	$39,312
						948	(g)
						(3,094)	(h)
Restricted cash	12,946		(964)			(948)	(g)	11,034
Accounts receivable, net	14,450		(266)			(923)	(f)	13,261
Accounts receivable from related parties	1,824			—				1,824
Notes receivable, net	1,572			—				1,572
Inventories	631		(65)	(113)	(b)			453
Prepaid expenses and other	5,156	300	(115)			(165)	(f)	5,176
Assets held for sale	4,285	(4,285)						—

Total current assets	77,043	(6,913)	155	6,381		(4,034)		72,632

Property and equipment, net	204,131		(10,814)	(21,355)	(b)	—		171,962
Goodwill	9,404					—		9,404
Intangible assets	51,306					—		51,306
Other assets, net	1,843	300						2,143

Total assets	$343,727	$(6,613)	$(10,659)	$(14,974)		$(4,034)		$307,447

LIABILITIES
Current liabilities:
Accounts payable	$5,555		$(76)			$(139)	(f)	5,340
Accrued payroll and related benefits	5,516		(128)			(278)	(f)	5,110
Other accrued entertainment liabilities held for sale	6,757	(6,757)						—
Other accrued liabilities	6,087		(337)	(43)	(c)	(358)	(f)	5,349
Long-term debt, due within one year	24,422		(148)	(242)	(d)	—		24,032
Contingent consideration for acquisition due to related party, due within one year	7,581			—		—		7,581
Liabilities related to assets held for sale	739	(739)						—

Total current liabilities	56,657	(7,496)	(689)	(285)		(775)		47,412

Long-term debt, due after one year, net of debt issuance costs	87,040		(15,156)	(22,581)	(d)	—		49,303
Contingent consideration for acquisition due to related party, due after one year	4,944			—		—		4,944
Deferred income and other long term liabilities	1,666		(84)	(145)	(c)	—		1,437
Deferred income taxes	6,132			—		—		6,132

Total liabilities	156,439	(7,496)	(15,929)	(23,011)		(775)		109,228

Commitments and contingencies
STOCKHOLDERS’ EQUITY
Red Lion Hotels Corporation stockholders’ equity								—
Preferred stock — 5,000,000 shares authorized; $0.01 par value; no shares issued or outstanding	—			—		—		—
Common stock — 50,000,000 shares authorized; $0.01 par value; 23,611,519 and 23,434,480 shares issued and outstanding	236			—		—		236
Additional paid-in capital, common stock	173,341			—		—		173,341
Accumulated deficit	(16,901)	883	6,093	8,037	(e)	(165)	(e)	(2,053)

Total Red Lion Hotels Corporation stockholders’ equity	156,676	883	6,093	8,037		(165)		171,524
Noncontrolling interest	30,612		(823)	—		(3,094)	(i)	26,695

Total stockholders’ equity	187,288	883	5,270	8,037		(3,259)		198,219

Total liabilities and stockholders’ equity	$343,727	$(6,613)	$(10,659)	$(14,974)		$(4,034)		$307,447

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2017

	As Reported	Less: Redding and Eureka Hotel Assets Sold (m)	Less: Hotel Assets Sold		Pro Forma
			(in thousands)
Revenue:
Company operated hotels	$94,214	$(7,718)	$(12,978)	(k)	$73,518
Other revenues from managed properties	3,047	—			3,047
Franchised hotels	36,045	737	1,074	(l)	37,856
Entertainment	—	—			—
Other	128	—			128

Total revenues	133,434	(6,981)	(11,904)		114,549

Operating expenses:
Company operated hotels	70,450	(6,253)	(10,257)	(k)	53,940
Other costs from managed properties	3,047	—			3,047
Franchised hotels	26,300	435	642	(n)	27,377
Entertainment	—	—			—
Other	(2)	—			(2)
Depreciation and amortization	13,742	(664)	(1,298)	(k)	11,780
Hotel facility and land lease	3,604	(1)	(51)	(k)	3,552
Gain on asset dispositions, net	(334)	5			(329)
General and administrative expenses	11,348	263	436	(o)	12,047
Acquisition and integration costs	1,246	—	—		1,246

Total operating expenses	129,401	(6,215)	(10,528)		112,658

Operating income (loss)	4,033	(766)	(1,376)		1,891
Other income (expense):
Interest expense	(6,114)	391	668	(p)	(5,055)
Other income, net	562	—			562

Total other income (expense)	(5,552)	391	668		(4,493)

Income (loss) from continuing operations before taxes	(1,519)	(375)	(708)		(2,602)
Income tax expense	513	—	—		513

Net income (loss) from continuing operations	(2,032)	(375)	(708)		(3,115)
Net (income) loss attributable to noncontrolling interest	507	(11)	51	(i)	547

Net income (loss) attributable to RLH Corporation from continuing operations	$(1,525)	$(386)	$(657)		$(2,568)

Earnings (loss) per share — basic
Income (loss) from continuing operations attributable to RLH Corporation	$(0.06)				$(0.11)
Earnings (loss) per share — diluted
Income (loss) from continuing operations attributable to RLH Corporation	$(0.06)				$(0.11)
Weighted average shares — basic	23,542				23,542
Weighted average shares — diluted	23,542				23,542

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2016

	As Reported	Less: Deconsolidation of the Entertainment Segment (j)	Less: Redding and Eureka Hotel Assets Sold (m)	Less: Hotel Assets Sold		Pro Forma
		(in thousands)		(in thousands)
Revenue:
Company operated hotels	$117,641	$—	$(9,845)	$(16,315)	(k)	$91,481
Other revenues from managed properties	5,948	—	—			5,948
Franchised hotels	24,634	—	915	1,291	(l)	26,840
Entertainment	15,719	(15,719)	—			—
Other	128	—	—			128

Total revenues	164,070	(15,719)	(8,930)	(15,024)		124,397

Operating expenses:
Company operated hotels	91,572	—	(8,111)	(12,934)	(k)	70,527
Other costs from managed properties	5,948	—	—			5,948
Franchised hotels	19,315	—	642	900	(n)	20,857
Entertainment	13,635	(13,635)	—			—
Other	42	—	—			42
Depreciation and amortization	16,281	(186)	(938)	(1,884)	(k)	13,273
Hotel facility and land lease	4,740	—	(2)	(68)	(k)	4,670
Gain on asset dispositions, net	(2,437)	1	3	14	(k)	(2,419)
General and administrative expenses	11,109	—	337	559	(o)	12,005
Acquisition and integration costs	2,112	—	—			2,112

Total operating expenses	162,317	(13,820)	(8,069)	(13,413)		127,015

Operating income (loss)	1,753	(1,899)	(861)	(1,611)		(2,618)
Other income (expense):
Interest expense	(6,764)	—	452	744	(p)	(5,568)
Other income, net	483	158	—			641

Total other income (expense)	(6,281)	158	452	744		(4,927)

Income from operations before taxes	(4,528)	(1,741)	(409)	(867)		(7,545)
Income tax expense	312	—	—	—		312

Net income	(4,840)	(1,741)	(409)	(867)		(7,857)
Net (income) loss attributable to noncontrolling interest	163	—	(44)	90	(i)	209

Net income (loss) attributable to Red Lion Hotels Corporation	$(4,677)	$(1,741)	$(453)	$(777)		$(7,648)

Earnings (loss) per share — basic	$(0.23)					$(0.37)
Earnings (loss) per share — diluted	$(0.23)					$(0.37)
Weighted average shares — basic	20,427					20,427
Weighted average shares — diluted	20,427					20,427

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2015

	As Reported	Less: Deconsolidation of the Entertainment Segment (j)	Less: Redding and Eureka Hotel Assets Sold (m)	Less: Hotel Assets Sold		Pro Forma
		(in thousands)		(in thousands)
Revenue:
Company operated hotels	$116,187	$—	$(9,300)	$(16,953)	(k)	$89,934
Other revenues from managed properties	3,586	—	—			3,586
Franchised hotels	12,039	—	825	1,266	(l)	14,130
Entertainment	11,057	(11,057)	—			—
Other	51	—	—			51

Total revenues	142,920	(11,057)	(8,475)	(15,687)		107,701

Operating expenses:
Company operated hotels	92,057	—	(7,947)	(13,512)	(k)	70,598
Other costs from managed properties	3,586	—	—			3,586
Franchised hotels	11,233	—	658	1,028	(n)	12,919
Entertainment	10,118	(10,118)	—			—
Other	35	—	—			35
Depreciation and amortization	13,315	(254)	(967)	(1,654)	(k)	10,440
Hotel facility and land lease	6,569	—	(1)	(68)	(k)	6,500
Gain on asset dispositions, net	(17,692)	—	(36)	(20)	(k)	(17,748)
General and administrative expenses	9,819	—	304	489	(o)	10,612
Acquisition and integration costs	779	—	—	—		779

Total operating expenses	129,819	(10,372)	(7,989)	(13,737)		97,721

Operating income	13,101	(685)	(486)	(1,950)		9,980
Other income (expense):
Interest expense	(6,979)	—	396	628	(p)	(5,955)
Loss on early retirement of debt	(2,847)	—	—			(2,847)
Other income, net	826	(46)	—	—		780

Total other income (expense)	(9,000)	(46)	396	628		(8,022)

Income from operations before taxes	4,101	(731)	(90)	(1,322)		1,958
Income tax expense	85	—	—	—		85

Net income	4,016	(731)	(90)	(1,322)		1,873
Net (income) loss attributable to noncontrolling interest	(1,297)	—	113	(406)	(i)	(1,590)

Net income attributable to Red Lion Hotels Corporation	$2,719	$(731)	$23	$(1,728)		$283

Earnings per share — basic	$0.14					$0.01
Earnings per share — diluted	$0.13					$0.01
Weighted average shares — basic	19,983					19,983
Weighted average shares — diluted	20,200					20,200

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2014

	As Reported	Less: Deconsolidation of the Entertainment Segment (j)	Less: Redding and Eureka Hotel Assets Sold (m)	Less: Hotel Assets Sold		Pro Forma
		(in thousands)		(in thousands)
Revenue:
Company operated hotels	$118,616	$—	$(8,944)	$(16,892)	(k)	$92,780
Franchised hotels	9,618	—	743	1,161	(l)	11,522
Entertainment	17,115	(17,115)	—			—
Other	77	—	—			77

Total revenues	145,426	(17,115)	(8,201)	(15,731)		104,379

Operating expenses:
Company operated hotels	94,241	—	(7,599)	(13,442)	(k)	73,200
Franchised hotels	7,004	—	622	999	(n)	8,625
Entertainment	14,785	(14,785)	—			—
Other	318	—	—			318
Depreciation and amortization	12,762	(349)	(954)	(1,672)	(k)	9,787
Hotel facility and land lease	5,210	—	(1)	(68)	(k)	5,141
Gain on asset dispositions, net	(4,006)	—	(1)	(7)	(k)	(4,014)
General and administrative expenses	8,353	—	271	451	(o)	9,075
Acquisition and integration costs	—	—	—			—

Total operating expenses	138,667	(15,134)	(7,662)	(13,739)		102,132

Operating income	6,759	(1,981)	(539)	(1,992)		2,247
Other income (expense):
Interest expense	(4,575)	—	—			(4,575)
Loss on early retirement of debt	—	—	—			—
Other income, net	339	(17)	—	—		322

Total other income (expense)	(4,236)	(17)	—	—		(4,253)

Income from operations before taxes	2,523	(1,998)	(539)	(1,992)		(2,006)
Income tax expense	31	—	—	—		31

Net income from continuing operations	2,492	(1,998)	(539)	(1,992)		(2,037)

Earnings (loss) per share — basic:
Income from continuing operations attributable to RLHC	$0.13					$(0.10)
Earnings (loss) per share — diluted
Income from continuing operations attributable to RLHC	$0.13					$(0.10)
Weighted average shares — basic	19,785					19,785
Weighted average shares — diluted	19,891					19,891

Notes to Unaudited Pro Forma Condensed Financial Information

Note 1 — Basis of presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are (1) directly attributable to the sale of the assets, (2) factually supportable and (3) with respect to the unaudited pro forma condensed statements of operations, expected to have a continuing impact on the results following the sale of the assets. These proforma financial statements also reflect the impact of the sale of the entertainment division as disclosed in the 8-K and related proforma financial statements filed on October 10, 2017 and the sale of two hotels as disclosed in the 8-K and related proforma financial statements filed on February 27, 2018.

Note 2 — The transaction

On February 28, 2018, RL Pasco, LLC completed the sale of the Red Lion Hotel in Pasco, Washington and an adjacent lot to JODH’s Development, LLC, a Washington limited liability company, and RRR Investment, LLC, a Washington limited liability company (collectively, the “Pasco Purchasers”). The purchase price for the hotel and adjacent property was $13.1 million, which was paid in cash at closing. At closing, Sunrise Hotel’s, LLC, an affiliate of the Pasco Purchasers, entered into a franchise agreement with Red Lion Hotels Franchising, Inc., a wholly owned subsidiary of Red Lion Hotels Corporation (“RL Franchising”), and will continue to operate the Pasco hotel under the Red Lion brand. The franchise agreement provides for a 20 year term and the payment of monthly royalty and program fees set at a percentage of the hotel’s gross room revenue. Either party may terminate the franchise agreement without penalty on the 10th anniversary of the hotel’s opening date, by providing at least 180 days’ notice of termination. Termination of the franchise agreements by RL Franchising upon default of the franchisee, or termination of the agreement by the franchisee without cause, will require the franchisee to pay a termination fee. The obligations of the franchisee under the franchise agreement has been guaranteed by its manager, Kamaljit Singh, and his wife Sukhbans Shahi.

On February 28, 2018, RL Boise, LLC completed the sale of the Red Lion Hotel in Boise, ID to Boise Downtowner Hospitality, LLC, an Idaho limited liability company, and RL Richland, LLC completed the sale of the Red Lion Hotel in Richland, WA to Hanford House Hospitality, LLC, a Washington limited liability company, in related transactions. The purchase price for the two hotels was $16.75 million, which was paid in cash at closing. At closing, each purchaser entered into a franchise agreement with RL Franchising and will continue to operate the hotels under the Red Lion brand. The franchise agreements each provide for a 20 year term and the payment of monthly royalty and program fees set at a percentage of the hotel’s gross room revenue. Either party may terminate the franchise agreement without penalty on the 5th or 10th anniversary of the hotel’s opening date, by providing at least 180 days’ notice of termination. Termination of the franchise agreements by RL Franchising upon default of the franchisee, or termination of the agreement by the franchisee without cause, will require the franchisee to pay a termination fee. The obligations of Boise Downtowner Hospitality under the franchise agreement have been guaranteed by Sukhbir and Rajbir Sandhu, husband and wife, and owners of Boise Downtowner Hospitality. The obligations of Hanford House Hospitality, LLC under the franchise agreement have been guaranteed by Gurbir Sandhu, its owner. Both Sukhbir Sandhu and Gurbir Sandhu are existing franchisees of Red Lion, owning and franchising the Red Lion Hotel Wenatchee and Red Lion Hotel Columbia Center, Kennewick. Gurbir Sandhu also owns and franchises the Red Lion Hotel and Suites, Kennewick.

Each of RL Pasco, LLC, RL Richland, LLC and RL Boise, LLC is a wholly owned subsidiary of RL Venture, LLC. RL Venture, LLC is a variable interest entity in which Red Lion Hotels Corporation holds a 55% interest, and therefore the registrant consolidates the assets, liabilities and results of operations of this entity.

Note 3 — Pro forma adjustments

The following adjustments have been reflected in the unaudited pro forma condensed financial information:

(a)	Reflects the cash from the sale of assets less selling costs and repayment of debt.

(b)	Reflects the basis of the assets sold.

(c)	Reflects the capital leases assumed by the purchaser.

(d)	Represents the related debt payment made at the closing of the sale of the assets.

(e)	Reflects the gain on sale and/or settlement of the assets.

(f)	Reflects the settlement of all other assets and liabilities related to the assets sold.

(g)	Represents the release of restricted cash related to the assets sold.

(h)	Represents the proforma distribution of cash to the noncontrolling interest.

(i)	Reflects the removal of the noncontrolling interest portion of the transaction.

(j)	As reflected in the 8-K filed on October 10, 2017 describing the sale of certain specified liabilities and substantially all of the assets of our entertainment division.

(k)	Reflects the elimination of direct revenues and expenses related to the assets sold.

(l)	Represents the franchise income that would have been received under the existing intercompany franchise agreement. Does not represent the impact of the franchise agreements with the new owners of the assets.

(m)	As reflected in the 8-K filed on February 27, 2018 describing the sale of two hotels in Eureka, CA and Redding, CA.

(n)	Represents the marketing and other costs to support the franchise income that would have been received under the under the existing intercompany franchise agreement. Does not represent the impact of the franchise agreements with the new owners of the assets.

(o)	Reflects the corporate and administrative expenses which were previously allocated to the assets sold.

(p)	Reflects interest expense on allocated debt related to assets sold.